                                            Oppenheimer Discovery Fund
                                    Supplement dated September 22, 2004 to the
                                        Prospectus dated November 21, 2003

     This  supplement  amends the Prospectus of Oppenheimer  Discovery Fund (the
"Fund") dated November 21, 2003, and is in addition to the supplement dated July
6, 2004. The Prospectus supplement dated December 22, 2003 is replaced with this supplement.

1. The "Shareholder Fees" table and accompanying footnotes on page 7 are deleted and replaced with the following:

Shareholder Fees (charges paid directly from your investment):
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
                                                    Class A    Class B     Class C     Class N    Class Y
                                                     Shares      Shares      Shares     Shares     Shares
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
Maximum Sales Charge (Load)                           5.75%       None        None       None       None
on purchases (as % of offering price)
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original offering price     None1       5%2         1%3         1%4       None
or redemption proceeds)
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
Redemption Fee (as a percentage of total              2.00%      2.00%       2.00%       2.00%      2.00%
redemption proceeds)5
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------

1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more  ($500,000 for certain  retirement  plan accounts) of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase.  The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4.  Applies to shares  redeemed  within 18 months of a  retirement  plan's first purchase of Class N shares.

5. Effective  March 15, 2004, the redemption fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund)  within  30 days of  their  purchase.  See "How to Sell  Shares"  for more information on when the redemption fee will apply.

2. The  following  new section  should be added to the end of section  captioned
"HOW THE FUND IS MANAGED - Advisory Fees" on page 13:

PENDING  LITIGATION.  Three law suits have been filed as putative derivative and class actions against the investment Manager,  Distributor and Transfer Agent of the Fund,  some of the Oppenheimer  funds,  including the Fund, and directors or trustees of some of those funds. The complaints  allege that the Manager charged excessive fees for distribution  and other costs,  improperly used assets of the funds  in the form of  directed  brokerage  commissions  and  12b-1  fees to pay brokers to promote sales of Oppenheimer  funds, and failed to properly  disclose the use of fund assets to make those  payments in  violation  of the  Investment
Company Act and the  Investment  Advisers Act of 1940.  The  complaints  further allege that by permitting and/or  participating in those actions,  the defendant directors  breached  their  fiduciary  duties  to fund  shareholders  under  the
Investment  Company Act and at common law.  Those law suits were filed on August
31, 2004, September 3, 2004, and September 14, 2004, respectively,  in the U. S.
District  Court for the  Southern  District  of New York.  The  complaints  seek
unspecified  compensatory  and  punitive  damages,   rescission  of  the  funds'
investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

3. The  following  is added to the section in "About Your  Account - How to Sell
Shares" on page 25 before the sub-section  entitled  "Certain Requests Require a
Signature Guarantee."

Redemption  Fee.  Effective  March 15, 2004,  the Fund  assesses a 2% fee on the proceeds of Fund shares that are redeemed  (either by selling or  exchanging  to another  Oppenheimer fund) within 30 days of their purchase.  The redemption fee is paid to the Fund, and is intended to offset the trading costs,  market impact and other costs  associated  with  short-term  money movements in and out of the
Fund.  The  redemption  fee is imposed to the extent that Fund  shares  redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the redemption fee.

The redemption fee is not imposed on shares:

o held in certain omnibus accounts,  including  retirement plans qualified under
Sections  401(a) or 401(k)  of the  Internal  Revenue  Code,  Section  403(b)(7)
custodial plan accounts, or plans administered as college savings programs under
Section 529 of the Internal Revenue Code,

o  redeemed  under   automatic   withdrawal   plans  or  pursuant  to  automatic
re-balancing in OppenheimerFunds Portfolio Builder accounts,

o redeemed due to death or disability of the shareholder, or

o redeemed from accounts for which the dealer,  broker or financial  institution of record has entered into an agreement with the Distributor for this purpose.

4. The  following  bullet is added at the end of the  section  titled "ARE THERE
LIMITATIONS ON EXCHANGES?" on page 28:

o Effective  March 15, 2004,  the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. Further details are set forth above.

September 22, 2004                                              PS0500.032